Legal proceedings	6 Months Ended
Dec. 31, 2023
Legal proceedings provision [abstract]
Legal proceedings	Legal proceedings
A class action proceeding in the Federal Court of Australia was served on the Company in May 2022 by the law firm William Roberts Lawyers on behalf of persons who, between February 22, 2018, and December 17, 2020, acquired an interest in Mesoblast shares, American Depository Receipts, and/or related equity swap arrangements. In June 2022, the firm Phi Finney McDonald commenced a second shareholder class action against the Company in the Federal Court of Australia asserting similar claims arising during the same period. Like the class action lawsuit from October 2020 filed in the U.S. Federal District Court for the Southern District of New York (which had court approval for settlement in August 2022), the Australian class actions relate to the Complete Response Letter released by the FDA in September 2020 in relation to the Company's GvHD product candidate; they also relate to certain representations made by the Company in relation to our COVID-19 product candidate and the decline in the market price of the Company's ordinary shares in December 2020. The Australian class actions have been consolidated into one lawsuit. The Company will continue to vigorously defend against the proceedings. The Company cannot provide any assurance as to the possible outcome or cost to us from the lawsuit, particularly as it is at an early stage, nor how long it may take to resolve such lawsuit. Thus, the Company has not accrued any amounts in connection with such legal proceedings.